SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






         Date of Report (Date of earliest event reported) April 3, 2001







                            PENN-AMERICA GROUP, INC.
                            ------------------------
            (Exact name of registration as specified in this charter)







         Pennsylvania                   0-22316                23-2731409
--------------------------------     ------------        ----------------------
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
 incorporation or organization)         Number)             Identification No.)


420 S. York Road, Hatboro, Pennsylvania                     19040
---------------------------------------                ---------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
                                                      --------------

Items 1-8.  None

Item 9.  Regulation FD Disclosure

The Company, through its wholly owned insurance company subsidiaries, Penn-America Insurance Company and Penn-Star Insurance Company, has filed Annual Statements for Penn-America and Penn Star as well as a combined Annual Statement of Penn-America and Penn-Star with the Department of Insurance of Pennsylvania, their state of domicile, departments of insurance in other states where the Company does business, and with the National Association of Insurance Commissioners (the "NAIC").

The Company wishes to inform all interested parties that as of April 3, 2001, the Annual Statements are available from:

Pennsylvania Department of Insurance
1345 Strawberry Square
Harrisburg, PA  17120
Attn:  Kaushik Patel
(717) 787-5890

Penn-America Group, Inc.
420 S. York Road
Hatboro, PA  19040
Attn:  Stacey Manzo
(215) 443-3600

or from the Company's website:  www.penn-america.com

The information provided is being furnished solely for purposes of satisfying Regulation FD and is not to be deemed an admission of materiality, nor is it being filed for purposes of Section 18 of the Exchange Act.


                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PENN-AMERICA GROUP, INC.



Date:  April 3, 2001
                                        BY: /s/ Garland P. Pezzuolo
                                            --------------------------------
                                            Garland P. Pezzuolo
                                            (Secretary and General Counsel)